SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2014

Date of Report (Date of earliest event reported)

MAIDEN LANE JEWELRY, LTD.

(Exact Name of Registrant as Specified in Its Charter)

New York	3911	49-6956015
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

64 West 48th Street, Suite 1107, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

212-840-8477

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name or former Address, if Changed Since Last Report)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Appointment of Samantha Manburg as Chief Operating Officer

On September 15, 2014, the Board of Directors of Maiden Lane Jewelry, Ltd. appointed Samantha Manburg, age 41, as its Chief Operating Officer. From 2006 to 2014, Ms. Manburg was employed by Hanes, Inc. (formerly Maidenform, Inc.) as Planner and Analyst (2006-2010), Planning Operations Manager (2010-2012), Senior Planning Manager (2012-2013) and Integration Lead (2013-2014). In these various capacities, Ms. Manburg was responsible for business process and reporting, sales and operations planning, forecasting and product planning, and forecasting system integration.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2014	Maiden Lane Jewelry, Ltd.

	By:	/s/ Michael Wirth.
	Name:	Michael Wirth
	Title:	Chief Executive Officer